EXHIBIT 99.1

                 CERTIFICATION OF CHIEF EXECUTIVE OFFICER
        Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
              Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the filing with the Securities and Exchange Commission of the Quarterly Report of PFGI Capital  Corporation  ("PFGI Capital") on
Form 10-Q for the  period  ending  March  31,  2003  (the  "Report"),  I,
Christopher  J.  Carey,  President  (Chief  Executive  Officer)  of  PFGI
Capital, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the  Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The Report fully  complies with the  requirements  of section 13(a) or
    15(d) of the Securities Exchange Act of 1934; and

(2) The  information  contained  in the  Report  fairly  presents,  in all material respects,  the financial  condition and results of operations of PFGI Capital.

/s/Christopher J. Carey
----------------------------------
Christopher J. Carey
President (Chief Executive Officer)

May 15, 2003

[A signed original of this written statement  required by Section 906 has been  provided to PFGI Capital  Corporation  and will be retained by PFGI
Capital   Corporation  and  furnished  to  the  Securities  and  Exchange
Commission or its staff upon request.]